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                                                                   Exhibit 10.17

         SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


                  THIS AGREEMENT dated December 13, 1996 between NCO Group, Inc., a Pennsylvania corporation (the "Company") and APT Holdings Corporation ("APT"), an affiliate of Mellon Bank, N.A. ("Bank"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 8 hereof.

                  WHEREAS, under an Amended and Restated Registration Rights Agreement (the "Original Agreement") dated September 5, 1996 between the Company and the Bank, certain registration rights are granted to the Bank with respect to (a) a warrant (the "1995 Warrant") to purchase 175,531 shares of the Common Stock of the Company under that certain Warrant Agreement (the "1995 Warrant Agreement") dated July 28, 1995, as amended, between the Company and the Bank and (b) a warrant (the "1996 Warrant") to purchase 46,560 shares of the Common Stock of the Company under that certain Warrant Agreement (the "1996 Warrant Agreement") dated September 5, 1996, as amended, between the Company and the Bank; and

                  WHEREAS, on November 13, 1996, the Company completed the initial public offering of its Common Stock; and

                  WHEREAS, the Bank has assigned the 1995 and 1996 Warrants to APT; and

                  WHEREAS, as an inducement for the Bank to extend additional credit to the Company, the Company shall today issue to APT, under the "Second 1996 Warrant Agreement" between the Company and APT, a warrant (the "Second 1996 Warrant") for the right to purchase up to 18,500 shares of the Common Stock of the Company; and

                  WHEREAS, the Company and APT intend that the holders of the Warrants shall be entitled to certain registration rights.

                  NOW THEREFORE, the parties hereto agree to amend the Original Agreement by restating the Original Agreement in its entirety to read as follows:

                  1.       Required Registrations.

                  (a) At any time after November 13, 1997, any holder of the Registrable Securities may request, in writing, that the Company effect the registration of Registrable Securities owned by such holder on a form that may be used for the registration of Registrable Securities. If the holder initiating the registration intends to distribute the Registrable Securities by means of an underwriting, it shall so advise the Company in its



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request. In the event such registration is underwritten, the right of other holders to participate shall be conditioned on such holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of Registrable Securities. Such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Securities requested to be registered by all holders may not be included in the offering, then the Company shall include in such registration (i) first, the securities of the holder of Registrable Securities initiating the registration, (ii) second, the securities requested to be included therein by the other holders of the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration (on a form that may be used for the registration of Registrable Securities) of all Registrable Securities which the Company has been requested to so register.

                  (b) At any time after October 1, 1997 any holder of Registrable Securities may request, in writing, that the Company (i) begin preparing a registration statement on Form S-3 (or any successor form relating to secondary offerings) of Registrable Securities if the Company is expected to become or becomes eligible to file a registration statement on Form S-3 (or such successor form) and (ii) use its best efforts to effect such registration promptly; provided, however, that the Company shall not be required to file on Form S-3 (or any such successor) before it is eligible to do so, which at the earliest will be November 13, 1997. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of Registrable Securities. Such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Securities requested to be registered by all holders may not be included in the offering, then the Company shall include in such registration (i) first, the securities of the holder of Registrable Securities initiating the registration, (ii) second, the securities requested to be included therein by the other holders of the Registrable Securities requested to be included in such registration, pro rata among the holders of such

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Registrable Securities on the basis of the number of shares owned by each such holder. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Securities which the Company has been requested to so register. The Company shall keep any registration statement on Form S-3 filed pursuant to this
Section 1(b) effective for a period of not less than 90 days.

                  (c) The Company shall not be required to effect more than one registration pursuant to the first sentence of paragraph (a) above or pursuant to the first sentence of paragraph (b) above.

                  (d) The Registration Expenses shall be paid by the Company in all Required Registrations.

                  (e) If at any time of any request to register Registrable Securities pursuant to this Section 1, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the holders of Registrable Securities may include Registrable Securities pursuant to Section 2 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any one-year period.

                  2. Piggyback Registrations.

                  (a) Right to Piggyback. Subject to the limitations contained herein, at any time prior to July 31, 2005, whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.


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                  (c) Priority on Primary Registrations. If a Piggyback
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included therein by the holders of the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration the securities requested to be included therein by the holders requesting such registration, the Registrable Securities requested to be included in such registration and the other securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein.

                  (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or on Form S-4 under the Securities Act or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

                  3. Holdback Agreements.

                  (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ten days prior to and the 90-day period (or longer if requested by the underwriter of the

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offering) beginning on the effective date of any underwritten Required or
Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the ten days prior to and during the 90-day period beginning on the effective date of any underwritten Required or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or on Form S-4 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 5% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after [July 28, 1995] (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof; and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments, post-effective amendments and supplements to

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such registration statement and the prospectus used in connection therewith as may be necessary or appropriate to keep such registration statement effective for the period required for sale of the Registrable Securities, provided that in no event shall the Company be obligated to keep such registration statement effective for more than 90 days, cause such prospectus as so supplemented to be filed as required under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

                  (c) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority in interest of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions where such registration or qualification is required as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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                  (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact required to be stated therein or omit to state any fact necessary to make the statements therein not misleading;

                  (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or traded, and, if not so listed or traded, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use commercially reasonable efforts to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or the managing underwriters, if any, may request at least ten Business Days prior to any sale of Registrable Securities; provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (i) enter into such customary agreements (including, if there is an underwriter, underwriting agreements in customary form);

                  (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company that is customary, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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                  (k) cooperate, and cause the Company's officers, directors, employees and independent accountants to cooperate, with the selling holders of Registrable Securities and the managing underwriters, if any, in the sale of the Registrable Securities and take any actions necessary to promote, facilitate or effectuate such sale;

                  (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission; and

                  (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

                  5. Registration Expenses.

                  (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required under the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications and determination of their eligibility for investment under applicable laws), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding underwriters' discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance if such insurance coverage is obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

                  (b) In connection with each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities

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included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

                  (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                  6. Indemnification and Contribution

                  (a) The Company agrees to indemnify each holder of Registrable Securities which is included in a registration statement pursuant to Sections 1 and 2 herein, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company and any underwriter reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder.


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                  (c) Any Person entitled to indemnification hereunder shall (i)
give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and
(ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the holder of Registrable Securities in connection with the statements or omissions that resulted in such losses, claim, damages, liabilities or expenses. The relative fault of the Company and the holder of Registrable Securities in connection with the statements that resulted in such losses, claims, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder of the Registrable Securities and the parties relative intent, knowledge, access to information and opportunity to correct such statement or omission.

                  (e) Notwithstanding any other provision of this Section, the liability of any holder of Registrable Securities for indemnification or contribution under this Section shall be individual to each holder and shall not exceed an amount equal to the number of shares sold by such holder of Registrable Securities multiplied by the net amount per share which he receives in such underwritten offering.

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                  (f) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

                  7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties directly regarding such holder and such holder's intended method of distribution.

                  8. Definitions.

                  "Common Stock" means the Company's Common Stock, without par value.

                  "NASD" means the National Association of Securities Dealers.

                  "Person" means any individual, corporation, partnership, limited liability company, trust, estate, association, cooperative, government or governmental entity (or any branch, subdivision or agency thereof) or any other entity.

                  "Registrable Securities" means (i) any Common Stock or other securities issued or issuable upon the exercise of the Warrants ("Warrant Shares") or (ii) any Common Stock or other securities issued or issuable with respect to Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or eligible to be sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any such rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any

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restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Warrants" mean the 1995 Warrant and all other common stock purchase warrants issued by the Company to Bank and its successors and assigns pursuant to the 1995 Warrant Agreement; the 1996 Warrant and all other common stock purchase warrants issued by the Company to Bank and its successors and assigns pursuant to the 1996 Warrant Agreement; and the Second 1996 Warrant and all other common stock purchase warrants issued by the Company to APT and its successors and assigns pursuant to the Second 1996 Warrant Agreement.

                  9. Miscellaneous.

                  (a) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

                  (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

                  (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not and, in addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. A person is deemed to be a holder of Registrable Securities whenever such person is the registered holder of Registrable Securities. Upon the transfer of any Registrable Securities, the transferring holder of Registrable Securities shall cause the transferee to execute and deliver to the Company a counterpart of this Agreement.

                  (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of

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this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (f) Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (g) Governing Law. The corporate law of Pennsylvania shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Pennsylvania.

                  (h) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Person at the address indicated below:

                           If to Company:

                           NCO Group, Inc.
                           1740 Walton Road
                           Blue Bell, PA 19422
                           Attn: Michael J. Barrist

                           With copies to:

                           Blank, Rome, Comisky & McCauley
                           Four Penn Center
                           Philadelphia, PA 19103
                           Attn: Joel C. Shapiro, Esquire


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                           and

                           Joshua Gindin, Esquire
                           Kessler & Gindin
                           230 South Broad Street, 20th floor
                           Philadelphia, PA 19102

                           If to APT:

                           Mellon Bank, N.A.
                           Plymouth Meeting Executive Campus
                           610 West Germantown Pike
                           Plymouth Meeting, PA 19462
                           Attention: Liz A. Mellace

                           With a copy to:

                           Drinker Biddle & Reath
                           1000 Westlakes Drive, Suite 300
                           Berwyn, PA 19312
                           Attention: George V. Strong, Esq.

or to such other address or to the attention of such other person as the recipient parry has specified by prior written notice to the sending party.

                  (i) Consent to Jurisdiction: Service of Process. Company and APT hereby irrevocably consent to the jurisdiction of the Courts of Common Pleas of Montgomery County, Pennsylvania and of the United States District Court for the Eastern District of Pennsylvania in any and all actions and proceedings in connection with this Agreement, and irrevocably consent, in addition to any methods of service of process permissible under applicable law, to service of process by certified mail, return receipt requested to the address of Company and APT as set forth herein. Nothing in this Section shall affect or limit the right of any Holder to serve legal process in any other manner permitted by law. Company and APT agree that in any action or proceeding brought by them in connection with this Agreement or the transactions contemplated hereby, exclusive jurisdiction shall be in the courts of the Courts of Common Pleas of Montgomery County, Pennsylvania, and the United States District Court for the Eastern District of Pennsylvania.

                  (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover all of its own costs and expenses (including, but not limited to, reasonable attorneys' fees and expenses) arising out of or relating to such action or proceeding in addition to all other remedies available hereunder, or at law or in equity.

                  (k) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth in Schedule 5.4 to the Second 1996 Warrant Agreement, the Company has not previously entered into any agreement with respect to its securities granting any registration or similar rights to any Person.

                  (l) Waiver of Jury Trial. The Company and APT hereby waive any right that they may have to a trial by jury of any dispute arising under or relating to this Agreement or any related matters, and agree that any such dispute shall be tried before a judge sitting without a jury.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                         NCO GROUP, INC.


                                      By: /s/ Michael J. Barrist
                                         ----------------------------------

                                      Its: President and CEO
                                          ---------------------------------



                                      APT HOLDINGS CORPORATION


                                      By: /s/ Liz A. Mellace
                                         ----------------------------------

                                      Its: As Agent
                                          ---------------------------------

Acknowledged and agreed:

MELLON BANK, N.A.


By: Liz A. Mellace
   ---------------------------------


Its: Assistant Vice President
    --------------------------------


                                      -15-